SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the registrant [X] Filed by a party other than the registrant [_] Check the appropriate box:
|_|   Preliminary proxy statement        [_]   Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
|X|   Definitive proxy statement
[_]   Definitive additional materials
[_]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Frontline Communications Corporation
                (Name of Registrant as Specified in Its Charter)

           Board of Directors of Frontline Communications Corporation (Name of Person(s) Filing Proxy Statement, if other than Recipient)

Payment of Filing Fee (Check the appropriate box):
      |X|   No fee required.
      [_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.
            (1)   Title of each class of securities to which transaction
                  applies:

--------------------------------------------------------------------------------

            (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

            (5)   Total Fee Paid:

--------------------------------------------------------------------------------

      [_] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

--------------------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      (3) Filing party:

--------------------------------------------------------------------------------

      (4) Date filed:

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

                                                          July 2, 2001

Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Frontline Communications Corporation (the "Company") which will be held on Friday, July 27, 2001 at 11:30 A.M. at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Your Board of Directors unanimously believes that (i) the election of the nominees as directors and (ii) approval of the Company's 2001 Stock Incentive Plan, are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" the foregoing proposals on the enclosed proxy card.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company in writing, at 40 Wall Street, New York, New York 10005.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting and appreciate your continued support.


                                                  Sincerely yours,


                                                  Stephen J. Cole-Hatchard
                                                  Chief Executive Officer

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 2001
                              --------------------

To the Stockholders of FRONTLINE COMMUNICATIONS CORPORATION.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Stockholders of Frontline Communications Corporation (the "Company") will be held on July 27, 2001, at 11:30 A.M. local time at the Board Room, American Stock Exchange, 86 Trinity Place, New York, New York 10006 for the following purposes:

     1. To elect five directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To consider and vote on a proposal to approve the adoption of the Company's 2001 Stock Incentive Plan; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on July 2, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                           By Order of the Board of Directors,

                                           Stephen J. Cole-Hatchard
                                           Chief Executive Officer

July 2, 2001



---------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 27, 2001


     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Frontline Communications Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, July 27, 2001, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about July 3, 2001.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are: One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965, Telephone No.: (845) 623-8553.

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on July 2, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 7,084,462 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. Adoption of the Company's 2001 Stock Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum exists. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to either an employee of the Company, a representative of the Company's outside counsel or a representative of the Company's transfer agent.

     In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no effect on that particular matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

     The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                              ELECTION OF DIRECTORS
                                    (Item 1)

     At this year's Annual Meeting, five directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2002. It is the intention of the Board of Directors to nominate Stephen J. Cole-Hatchard, Nicko Feinberg, William A. Barron, Stephen D. Crocker and Ronald
C. Signore as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

     The Board of Directors recommends that stockholders vote FOR the election of the nominees.

     Following is information with respect to the nominees for directors:

     Stephen J. Cole-Hatchard has been Chairman, Chief Executive Officer and President of the Company since August 1997. Mr. Cole-Hatchard was Vice President of Finance of the Company from February 1997 to August 1997 and has been a director of the Company since February 1997. Prior to joining the Company, Mr. Cole-Hatchard was Chief Financial Officer for Hudson Technologies, Inc., a refrigerant services company specializing in recovery and decontamination services, from 1993 to 1996 and has been a licensed attorney since 1988.

     Nicko Feinberg founded the Company in 1995 and has been a director and Vice President of Technology of the Company since November 1996 and Chief Information Officer since August 1997. From April 1994 to October 1996, Mr. Feinberg was a Sales Manager and, from April 1991 to April 1994, a Sales Account Executive for Microage Computer Outlet, Inc., a company engaged in computer sales.

     William A. Barron has been a director of the Company since January 2000. Prior to retirement, Mr. Barron served as Vice President and Chief Financial Officer of Hudson Technologies, Inc. from July 1996 to March 1997. Prior to that, Mr. Barron was President and Chief Operating Officer for Diagnostek, Inc., a pharmacy benefit management company, from May 1994 to October 1995 and Executive Vice President and Chief Financial Officer for Diagnostek, Inc. from March 1993 to April 1994. During February 2001, as part of the Company's restructuring program, Mr. Barron was appointed interim Vice President and Chief Operating Officer of the Company.

     Stephen D. Crocker has been a director of the Company since November 2000. Dr. Crocker is one of the original computer scientists credited with the birth of the Internet. Dr. Crocker was a member of the group of UCLA scientists that created ARPANET, and he also invented Requests for Comments (RFC's). In 1994, Dr. Crocker co-founded CyberCash, Inc., and served as its Chief Technical Officer from 1994 to 1998. Since 1999, he has served as the President of Longtitude Systems, a company that builds sophisticated modeling, provisioning and other back office software for Internet service providers.

     Ronald C. Signore has been a director of the Company since December 1997. Mr. Signore has been a partner in the accounting firm of Robert Gray & Co., LLP, for more than the past five years.

     All directors hold office until the next annual meeting of stockholders for the ensuing year or until their successors have been duly elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

     Following is information with respect to certain of the Company's officers:

     Vasan Thatham has been Vice President and Chief Financial Officer of the Company since February, 1999. From 1994 through 1998, Mr. Thatham was Vice President and Chief Financial Officer of Esquire Communications Ltd., a company engaged in providing legal support services.

     Amy Wagner-Mele has been Executive Vice President and General Counsel of the Company since December 1998 and Secretary of the Company since September 1998. She served as a Vice President and Corporate Counsel of the Company from September 1998 to December 1998. From September 1997 to August 1998, Ms. Wagner-Mele was an associate with the law firm of Winston & Strawn. From 1993 to 1997, Ms. Wagner-Mele was an associate with the law firm of Podvey, Sachs, Meanor, Catenacci, Hildner & Cocoziello, P.C.

     During the fiscal year ended December 31, 2000, the Board of Directors held ten meetings. The meetings were attended by all of the directors, either in person or by telephone. In addition, the Board took other action by unanimous written consent in lieu of a meeting. The Company has an Audit Committee comprised of Messrs. Barron , Crocker and Signore. Messrs Crocker and Signore are each an "independent director" under the rules of the American Stock Exchange and the National Association of Securities Dealers, Inc. The Audit Committee has adopted a written Charter, a copy of which is attached hereto as Appendix "A". The Audit Committee supervises the audit and financial procedures of the Company. The Company has a Compensation/Stock Option committee of the Board comprised of Messrs. Cole-Hatchard, Barron and Signore. The Company does not have a standing nominating committee of the Board or other committee performing similar functions.

Audit Committee Report

     In March 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, Goldstein, Golub Kessler LLP, regarding the matters required by the Statement on Auditing Standards No.
61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from Goldstein, Golub Kessler LLP, regarding its independence and has discussed with Goldstein Golub Kessler, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     The Audit Committee-William Barron, Stephen D. Crocker*, Ronald Signore



-------------
* Mr. Crocker was appointed to the Audit Committee during the quarter ending June 30, 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to the Company's Chief Executive Officer and its three other most highly compensated executive officers (each of whom was serving at the end of the fiscal year ended December 31, 2000) during the years ended December 31, 1998, 1999 and 2000, and two former executive officers who resigned in the fourth quarter of 2000. No other executive officer of the Company received aggregate compensation which exceeded $100,000 during the year ended December 31, 2000. These four executive officers, as well as the two former executives, are referred to as the "Named Executives".

                           Summary Compensation Table

                                                           Annual Compensation                   Long-Term
                                         ----------------------------------------------------   Compensation
                                                                                                   Award
                                                                                                   -----
Name and Principal Position                Year       Salary($)    Bonus($)   Other Annual       Securities
---------------------------                ----       ---------    --------   Compensation       Underlying
                                                                              ------------       Options(#)
                                                                                                 ----------
Stephen J. Cole-Hatchard                   2000        117,692      34,500          0              25,000
Chief Executive Officer..........          1999        115,256           0          0             146,000
                                           1998         34,846           0          0              79,000

Nicko Feinberg                             2000        110,000      24,500          0              27,000
Chief Information Officer........          1999        108,615           0          0             146,000
                                           1998         79,500           0          0              20,000

Amy Wagner-Mele                            2000        110,000      32,000          0              12,000
Executive Vice President.........          1999        108,615           0          0              26,000
                                           1998         29,169           0          0              75,000

Vasan Thatham....................          2000        110,000      18,500          0              12,000
Chief Financial Officer                    1999         80,769                                     61,000

                                           2000         93,445      16,500     25,000(a)            2,000
Michael Olbermann................          1999        108,615           0          0             146,000
                                           1998         95,100           0          0              20,000

Jodie Jackson....................          2000        135,791      16,500     26,791(a)            2,000
                                           1999         25,385                                     51,000

(a) Reflects severance paid to Mr .
Olbermann, the former Executive
Vice President of Operations and
Mr. Jackson, the former Chief
Operations Officer

     The following table sets forth information concerning stock options granted in the year ended December 31, 2000 to the Named Executives:

              Option Grants in Fiscal Year Ended December 31, 2000


                                            Individual Grants
                                            -----------------
                              Number of Securities      % of Total Options       Exercise
                               Underlying Options      Granted to Employees        Price
            Name                   Granted (#)            in Fiscal Year         ($/Share)    Expiration Date
            ----                   -----------            --------------         ---------    ---------------
Stephen J. Cole-Hatchard             25,000                   11.28%               $0.50          11/7/05

Nicko Feinberg                        2,000                    0.90%               $1.44           6/1/05
                                     25,000                   11.28%               $0.50          11/7/05

Amy Wagner-Mele                       2,000                    0.90%               $1.44           6/1/05
                                     10,000                    4.52%               $0.50          11/7/05

Vasan Thatham                         2,000                    0.90%               $1.44           6/1/05
                                     10,000                    4.52%               $0.50          11/7/05

Michael Olbermann                     2,000                    0.90%               $1.44           6/1/05

Jodie Jackson                         2,000                    0.90%               $1.44           6/1/05

     All of the options granted were exercisable at December 31, 2000.

     The following table sets forth information concerning the number of options owned by the Named Executives, the value of any in-the-money unexercised options as of December 31, 2000 and information concerning options exercised by the Named Executives during the year ended December 31, 2000:

             Aggregated Option Exercises and Year-End Option Values


                                                              Number of Securities
                                                                   Underlying                  Value of Unexercised
                                                               Unexercised Options             In-the-Money Options
                                                            at December 31, 2000 (#)         at December 31, 2000 ($)*
                                                            -------------------------        -------------------------

                                               Value
                                Shares       Realized
                              Acquired on    --------
           Name              Exercise (#)       ($)        Exercisable   Unexercisable      Exercisable     Unexercisable
           ----              ------------       ---        -----------   -------------      -----------     -------------
Stephen J. Cole-Hatchard           0             0             249,000       1,000               0                0

Nicko Feinberg                     0             0             192,000       1,000               0                0

Amy Wagner-Mele                    0             0              97,000       1,000               0                0

Vasan Thatham                      0             0              72,000       1,000               0                0

Michael Olbermann                  0             0             167,000       1,000               0                0

Jodie Jackson                      0             0              52,000       1,000               0                0

     *The year-end values for unexercised in-the-money options represent the positive difference between the exercise price for the options and the year-end market value of the Common Stock. An option is "in-the-money" if the year-end fair market value of the Common Stock exceeds the option exercise price. The closing sale price of the Common Stock on December 28, 2000 was $.188.

Director Compensation

     The Company does not currently pay its employee directors any fees for attending Board meetings. The Company pays non-employee directors $6,000 per annum for attending Board Meetings.

Employment Agreements

     The Company has entered into three-year employment agreements with each of Messrs. Feinberg and Cole-Hatchard which provide for an annual base compensation of not less than $88,000 and $45,000, respectively, and such bonuses as the Board of Directors may, in its sole discretion, from time to time determine. The Company also entered into an employment agreement with Amy Wagner-Mele pursuant to which Ms. Wagner-Mele agreed to serve as Corporate Counsel at a salary of not less than $98,000 per annum. The employment agreements with Messrs. Feinberg and Cole-Hatchard expire in August 2001, and the employment agreement with Ms. Wagner-Mele expires in September 2001. All are subject to automatic successive one year renewals unless either the Company or the employee gives notice of intention not to renew the agreement. With the exception of Mr. Cole-Hatchard, the employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with the Company's current or anticipated business during the term of the employment agreement and for a period of two years thereafter. The Company has entered into a month-to-month employment agreement with Mr. Thatham that provides for a base salary at a rate of $95,000 per year.

     All of the employment agreements provide for each of the employees to be paid additional compensation equal to 295% of their annual base salary in the event of a change of ownership or effective control of the Company (as defined in the agreements). In November 2000, the employment agreements with Messrs. Olbermann and Jackson were terminated by mutual agreement.

1997 Stock Option Plan

     In February 1997 the Board of Directors and stockholders adopted the 1997 Stock Option Plan pursuant to which 500,000 shares of Common Stock were reserved for issuance upon exercise of options. In June 2000, the Board of Directors and the stockholders approved an amendment to increase to 2,000,000 the number of shares of Common Stock available for issuance upon exercise of options under the 1997 Stock Option Plan. The stock option plan is designed to serve as an incentive for retaining qualified and competent employees, directors and consultants.

     The Board of Directors or a committee of the Board administers the 1997 Stock Option Plan and is authorized, in its discretion, to grant options under the stock option plan to all eligible employees, including officers, directors (whether or not employees) and consultants. The 1997 Stock Option Plan provides for the granting of both "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options. Options can be granted under the stock option plan on such terms and at such prices as determined by the Board of Directors or its committee, except that the per share exercise price of options will not be less than the fair market value of the Common Stock on the date of grant. In the case of an incentive stock option granted to a stockholder who owns stock possessing more than 10% of the total combined voting power of all of the Company's classes of stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value (determined on the date of grant) of the shares covered by incentive stock options granted under the Company's stock option plan that becomes exercisable by a grantee of the first time in any calendar year is subject to a $100,000 limit.

     Options granted under the 1997 Stock Option Plan will be exercisable during the period or periods specified in each option agreement. Options granted under the stock option plan are not exercisable after the expiration of 10 years from the date of grant (five years in the case of incentive stock options granted to a stockholder owning stock possessing more than 10% of the total combined voting power of all of the Company's classes of stock) and are not transferable other than by will or by the laws of descent and distribution.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, relating to the beneficial ownership of shares of Common Stock by (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executives, and (iv) all directors and executive officers of the Company as a group.

                                                      Number of Shares          Percentage of Outstanding
                                                       Of Common Stock                 Common Stock
Name of Beneficial Owner                            Beneficially Owned(1)           Beneficially Owned
------------------------                            ---------------------           ------------------
Nicko Feinberg...............................             506,000(2)                       6.9

Stephen J. Cole-Hatchard.....................             574,310(3)                       7.8

William  Barron..............................              91,680(4)                       1.3

Stephen  Crocker.............................              50,000(5)                        *

Ronald  Signore..............................             144,864(6)                       2.0

Amy Wagner-Mele..............................             155,000(7)                       2.1

Vasan Thatham................................             105,000(8)                       1.5

All directors and executive officers as a group
(seven persons)..............................           1,626,854(9)                      19.9%

------------

*    Less than one percent.

(1) The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Includes options to purchase 244,000 shares of Common Stock. The address of Mr. Feinberg is c/o the Company.

(3) Includes 144,000 shares held by the Cole-Hatchard Family Limited Partnership, of which Mr. Cole-Hatchard is the general partner, options to purchase 301,000 shares of Common Stock and 24,310 shares of Common Stock underlying 7,150 shares of the Company's Series B Convertible Preferred Stock. Does not include 20,000 shares held by Mr. Cole-Hatchard's mother and warrants to purchase 64,000 shares held by Mr. Cole-Hatchard's mother. The address of Mr. Cole-Hatchard is c/o the Company.

(4) Includes options to purchase 87,000 shares of Common Stock and 680 shares of Common Stock underlying 200 shares of the Company's Series B Convertible Preferred Stock.

(5)   Represents shares issuable upon exercise of options.

(6) Includes warrants to purchase 41,664 shares of Common Stock and options to purchase 100,000 shares of Common Stock.

(7)  Includes options to purchase 149,000 shares of Common Stock.

(8)  Includes options to purchase 99,000 shares of Common Stock.

(9) Includes options, warrants and shares of convertible preferred stock to purchase an aggregate of 1,096,654 shares of Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1997, Messrs. Nicko Feinberg and Stephen J. Cole-Hatchard, two current officers and directors of the Company, and Mr. Michael Char, a former officer and director, exchanged their interests in the three predecessor companies to whose business we succeeded for promissory notes in the principal amounts of $141,800, $66,800 and $163,537. This indebtedness included $21,737 and $35,000 of advances previously made to the Company by Messrs. Char and Cole-Hatchard in partial consideration of their efforts in founding the predecessor companies. In May 1998, the Company repaid all outstanding indebtedness to Mr. Char and $20,000 of indebtedness to each of Messrs. Cole-Hatchard and Feinberg. The balance of indebtedness owed to Messrs. Cole-Hatchard and Feinberg of $48,800 and $121,800 bears interest at the rate of 8% per annum and is payable on demand.

     In August 1998, Mr. Cole-Hatchard borrowed $46,800 from the Company, evidenced by a demand promissory note bearing interest at a rate of 8% per annum.

     In September 1998, Mr. Feinberg borrowed $55,000 from the Company, evidenced by a demand promissory note bearing interest at the rate of 8% per annum. In October 1998 and January 1999, Mr. Feinberg borrowed an additional $42,000 and $24,800 from the Company on the same terms.

     In June 1999, Amy Wagner-Mele, an officer of the Company, exercised options to purchase 15,000 shares of the Company's common stock pursuant to its stock option plan with a secured promissory note in the principal amount of $37,500. In December 2000, the Board of Directors agreed to repurchase the 15,000 shares held by Ms. Wagner-Mele for the sum of $37,500, which sum was utilized to satisfy all amounts due and owing under the note. The fair market value of the shares repurchased was $3,750.

     In 1999, the Company's Board of Directors passed a resolution whereby $168,000 of notes payable to Messrs. Cole-Hatchard and Feinberg were offset with $168,000 of notes receivable from these same stockholders.

                      APPROVAL OF 2001 STOCK INCENTIVE PLAN
                                    (Item 2)

     At the Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 2001 Stock Incentive Plan (the "2001 Plan").

     On June 21, 2001, the Board of Directors adopted, subject to stockholder approval, the 2001 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock awards, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Company's existing stock option plan, has proven to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the 2001 Plan, which provides the Board greater flexibility in the type of awards that may be granted, (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company's ability to be competitive. There are currently options to purchase 359,300 shares of Common Stock available for future grant under the Company's existing stock option plan. The last sale price of the Common Stock on July 2, 2001 was $0.24.

     To date, no options or stock awards have been granted under the 2001 Plan. If the 2001 Plan is approved by the stockholders, options or stock awards may be granted under the 2001 Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The following summary of the 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2001 Plan, set forth as Appendix "B" hereto.

Summary of the 2001 Plan

     The 2001 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (1) stock options, (ii) restricted stock,
(iii) deferred stock and (iv) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the administrators of the 2001 Plan. A total of 1,800,000 shares of Common Stock, subject to anti-dilution adjustment as provided in the 2001 Plan, have been reserved for distribution pursuant to the 2001 Plan. The maximum number of shares of Common Stock that may be issued upon the grant of an Award to any individual participant cannot exceed 500,000 shares during the term of the 2001 Plan.

     The 2001 Plan can be administered by the Board of Directors (the "Board") or a Compensation Committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. The Board or the Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which common stock and other amounts payable with respect to an Award will be deferred. Unless sooner terminated, the 2001 Plan will expire at the close of business on June 20, 2011.

Stock Options. The 2001 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Incentive Stock Options granted pursuant to the 2001 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2001 Plan will expire if not exercised within the time set by the Board or Committee, as the case may be (no later than 10 years in the case of the grant of an Incentive Stock Option generally or five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 2001 Plan, may be exercised within thirty (30) days following termination of employment (one year in the event of death, retirement or disability of the optionee) or such other date as the Board or Committee, as the case may be, may determine. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive or Non-Qualified Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value.

     Under the 2001 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The 2001 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2001 Plan until the full option price has been paid by the optionee. The Board of Directors or the Committee may grant individual options under the 2001 Plan with more stringent provisions than those specified in the 2001 Plan.

     Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provides. Stock options granted under the 2001 Plan are exercisable until the earlier of (a) a date set by the Board of Directors or Committee at the time of grant or (b) with respect to Incentive Stock Options, the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2001

Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after June 20, 2011.

Restricted and Deferred Stock Awards. Under the 2001 Plan the Board or the Committee may grant shares of restricted Common Stock either alone or in tandem with other Awards. Restricted and Deferred Stock awards give the recipient the right to receive a specified number of shares of Common Stock, subject to such terms, conditions and restrictions as the Board or the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time. In addition, a participant in the 2001 Plan who has received a Deferred Stock Award may request, under certain conditions, the Board or the Committee to defer the receipt of an award (or an installment of an award) for an additional specified period or until the occurrence of a specified event.

Other Stock Based Awards. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any parent or subsidiary of the Company, may be granted either alone or in tandem with other Awards.

Certain Federal Income Tax Consequences of the 2001 Plan

     The following is a brief summary of the Federal income tax aspects of Awards made under the 2001 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state, local or foreign tax consequences.

     1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and
(ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (i) upon grant of the option, the optionee will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

     3. Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock subject to a substantial risk of forfeiture, the participant will recognize as ordinary compensation income the excess (if any) of the fair market value of the shares over the amount paid, if any, for the shares, as of the first date the participant's interest in the shares is no longer subject to a substantial risk of forfeiture or such shares become transferrable. A participant's rights in stock awarded under the 2001 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the 2001 Plan are subject to a substantial risk of forfeiture, the participant may elect to report the excess of the fair market value of the shares on the date of receipt over the amount paid, if any, for the stock as ordinary compensation income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company will qualify for a Federal income tax deduction equal in amount to the amount includable as ordinary compensation income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. Upon sale of the shares, the participant will recognize gain or loss equal to the difference (if any) between the amount realized on such sale and the sum of the amount paid, if any, for the stock and the amount of ordinary compensation income recognized by the participant. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

     4. Other Tax Matters. If unmatured installments of Awards or the vesting of stock options are accelerated as a result of a Change of Control (as defined in the 2001 Plan), any amounts of ordinary compensation income are recognized on the exercise by a participant of such a stock option, lapse of restrictions on restricted stock or deemed satisfaction of conditions of performance-based awards may be included in determining whether or not a participant has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant and (ii) the loss by the Company of a compensation deduction.

Recommendation

        THE BOARD RECOMMENDS A VOTE "FOR" ITEM 2 - APPROVAL OF THE 2001
                             STOCK INCENTIVE PLAN.

                              INDEPENDENT AUDITORS

     On January 10, 2001, the Company dismissed BDO Seidman, LLP ("BDO") as its principal independent accountant. Neither of BDO's reports on the financial statements of the Company for the fiscal years ended December 31, 1998 or December 31, 1999 contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Company's Board of Directors, and approved by the Company's Board of Directors. During the fiscal years ended December 31, 1998 and December 31, 1999 and during the period from January 1, 2000 through January 10, 2001, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event. On January 10, 2001 the Company engaged Goldstein Golub Kessler LLP as the Company's principal independent accountant to audit the financial statements of the Company for the year ended December 31, 2000.

     Goldstein, Golub Kessler LLP are the Company's independent auditors who reported on the financial statements of the Company for the fiscal year ended December 31, 2000. It is currently anticipated that Goldstein Golub Kessler will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending December 31, 2001. Representatives of Goldstein Golub Kessler are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Audit Fees. The aggregate fees billed by Goldstein Golub Kessler LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 (the "2000 fiscal year") and other services related to filings with the Securities and Exchange Commission totaled $49,200.

     Goldstein Golub Kessler LLP (the "Firm") has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are fulltime, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, the Firm has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of the Firm. The Firm manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     Financial Information Systems Design and Implementation Fees. There were no fees billed to the Company by Goldstein Golub Kessler LLP for professional services related to financial information systems design and implementation by Goldstein Golub Kessler LLP for the 2000 fiscal year.

     All Other Fees. There were no fees billed for services rendered by Goldstein Golub Kessler LLP or TBS to the Company during fiscal 2000 other than for audit services described above.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2002 must submit the proposal in proper form and in accordance with applicable SEC regulations to the Company at its address set forth on the first page of this Proxy Statement not later than March 1, 2002 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

     After the March 1, 2002 deadline, a stockholder may present a proposal at the Company's 2002 annual meeting if it is submitted to the Company's Secretary at the address set forth above no later than May 17, 2002. If timely submitted, in proper form, the stockholder may present the proposal at the 2002 annual meeting, but the Company is not obligated to included the matter in its proxy statement.

                                OTHER INFORMATION

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2000 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JULY 2, 2001. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                      FRONTLINE COMMUNICATIONS CORPORATION
                               ONE BLUE HILL PLAZA
                                  P.O. BOX 1548
                           PEARL RIVER, NEW YORK 10965
                           ATTENTION: AMY WAGNER-MELE

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                                       By order of the Board
                                                       of Directors,


                                                       Stephen J. Cole-Hatchard
                                                       Chief Executive Officer


July 2, 2001

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

                                       FOR

                      FRONTLINE COMMUNICATIONS CORPORATION


Composition

     There shall be a committee of the board of directors (the "Board") to be known as the audit committee which, no later than June 14, 2001, shall have at least two (2) members. A majority of such members shall be independent directors as such term is defined in Section 121(A) of the American Stock Exchange ("AMEX") listing standards, subject to the exception in Section 121(B)(b)(ii) of the AMEX listing standards.

     Each member of the audit committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board shall elect or appoint a chairman of the audit committee who will have authority to act on behalf of the audit committee between meetings.

Responsibilities

     The responsibilities of the audit committee are as follows:

     o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard 1.

     o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

     o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

     o Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

     o Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

     o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor, the outside auditor or the management believe should be discussed privately with the audit committee.

     o    Review and assess the adequacy of the committee's charter annually.

     o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

     The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants and is not an audit. The audit is conducted by the independent accountants. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      APPENDIX B


                      FRONTLINE COMMUNICATIONS CORPORATION


                            2001 Stock Incentive Plan



Section 1. Purpose; Definitions.

The purpose of the Frontline Communications Corporation 2001 Stock Incentive Plan is to enable Frontline Communications Corporation to offer to those of its employees and to the employees of its subsidiaries and other persons who are expected to contribute to the success of the Company, long term performance-based stock and/or other equity interests in the Company, thereby enhancing the Company's ability to attract, retain and reward such key employees or other persons, and to increase the mutuality of interests between those employees or other persons and the stockholders of Frontline Communications Corporation.

For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Board" means the Board of Directors of Frontline Communications Corporation.

     (b) "Cause" has the meaning ascribed thereto in Section 5(b)(ix) below.

     (c) "Change of Control" has the meaning ascribed thereto in Section 9 below.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (e) "Committee" means the Stock Incentive Committee of the Board or any other committee of the Board which the Board may designate.

     (f) "Company" means Frontline Communications Corporation, a corporation organized under the laws of the State of Delaware.

     (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 7 below, at the end of a specified deferral period.

     (h) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

     (i) "Early Retirement" means retirement, with the approval of the Board or the Committee for purposes of one or more award(s) hereunder, from active employment with the Company or any Parent or Subsidiary prior to age 65.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, as in effect from time to time.

     (k) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the principal market for the Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (i) and (ii) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Board or the Committee, as the case may be, which determination shall be conclusive as to the Fair Market Value of the Stock.

     (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (m) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Normal Retirement" means retirement from active employment with the Company or any Parent or Subsidiary on or after age 65.

     (o) "Other Stock-Based Award" means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

     (p) "Parent" means any present or future parent of the Company, as such term is defined in Section 424(e) of the Code, or any successor thereto.

     (q) "Plan" means this Frontline Communications Corporation 2001 Stock Incentive Plan, as hereinafter amended from time to time.

     (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 6 below, that is subject to restrictions under said Section 6.

     (s) "Retirement" means Normal Retirement or Early Retirement.

     (t) "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time.

     (u) "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

     (v) "Stock" means the Common Stock of the Company, par value $.01 per share.

     (w) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

     (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 2. Administration.

The Plan shall be administered by the Board, or at its discretion, the Committee, the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director", as defined in Rule 16b-3, and an "outside director", as defined in Section 162(m) of the Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

The Board or the Committee, as the case may be, shall have the authority to grant, pursuant to the terms of the Plan, to officers and other key employees or other persons eligible under Section 4 below: (a) Stock Options, (b) Restricted Stock, (c) Deferred Stock, and/or (d) Other Stock-Based Awards.

For purposes of illustration and not of limitation, the Board or the Committee, as the case may be, shall have the authority (subject to the express provisions of this Plan):

          (i) to select the officers, other employees of the Company or any Parent or Subsidiary and other persons to whom Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder:

          (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible employees of the Company or any Parent or Subsidiary;

          (iii) to determine the number of shares of Stock to be covered by each award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, acceleration or forfeiture provisions);

          (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Parent or Subsidiary outside of this Plan;

          (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred; and

          (vii) to substitute (A) new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option exercise prices and/or containing other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, including previously granted awards which contain less favorable terms.

Subject to Section 10 hereof, the Board or the Committee, as the case may be, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and otherwise to supervise the administration of the Plan.

Subject to the express provisions of the Plan, all decisions made by the Board or the Committee, as the case may be, pursuant to the provisions of the Plan shall be made in the Board's or the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Parent and Subsidiaries and the Plan participants.


Section 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,800,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that have been optioned cease to be subject to a Stock Option for any reason, or if any shares of Stock that are subject to any Restricted Stock award, Deferred Stock award or Other Stock-Based award are forfeited or any such award otherwise terminates without the issuance of such shares, such shares shall again be available for distribution under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares of Stock subject to outstanding Options granted under the Plan, and in the number of shares of Stock subject to other outstanding awards granted under the Plan, as may be determined to be appropriate by the Board or the Committee, as the case may be, in order to prevent dilution or enlargement of rights; provided, however, that the number of shares of Stock subject to any award shall always be a whole number. Such adjusted exercise price shall also be used to determine the amount which is payable to the optionee upon the exercise by the Board or the Committee of the alternative settlement right which is set forth in Section 5(b)(xi) below.

Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Options, Restricted Stock awards, Deferred Stock awards, and other Stock-Based awards to any individual participant shall be 500,000 shares during the term of the Plan.

Section 4. Eligibility.

Officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Parent or Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted Options and awards under the Plan. In addition, Non-Qualified Stock Options and other awards may be granted under the Plan to any person, including, but not limited to, independent agents, consultants and attorneys who the Board or the Committee, as the case may be, believes has contributed or will contribute to the success of the Company. Eligibility under the Plan shall be determined by the Board or the Committee, as the case may be.


Section 5. Stock Options.

     (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Board or the Committee, as the case may be, may from time to time approve. The Board or the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options, and they may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option is not designated as an Incentive Stock Option or does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock option. The grant of an Option shall be deemed to have occurred on the date on which the Board or the Committee, as the case may be, by resolution, designates an individual as a grantee thereof, and determines the number of shares of Stock subject to, and the terms and conditions of, said Option.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under said Section 422.

     (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

          (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Board or the Committee, as the case may be, at the time of grant but shall be not less than 100% (110%, in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or its Subsidiaries) of the Fair Market Value of the Stock at the time of grant.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Board or the Committee, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

          (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board or the Committee, as the case may be, at the time of grant; except as otherwise provided in this Section 5 and Section 9 below. If the Board or the Committee provides that any Stock Option is exercisable only in installments, the Board or the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part.

          (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Except as otherwise expressly provided in the Plan or the Stock Option Agreement referred to in Section 5(b)(xii) below, no Option granted to an employee may be exercised at any time unless the holder thereof is then an employee of the Company or of a Parent or Subsidiary. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until the optionee has given written notice of exercise, has paid in full for those shares of Stock and, if requested by the Board or the Committee, as the case may be, has given the representation described in Section 12(a) below.

          (v) Transferability; Exercisability. Unless determined otherwise by the Board or Committee, as the case may be, with respect to a particular Non-Qualified Option, no Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the optionee's lifetime, only by the optionee or his or her guardian or legal representative.

          (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee may specify at or after the time of grant) from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (vii) Termination by Reason of Disability. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee may specify at or after the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one-year period (or such other period as the Board or the Committee shall specify at or after the time of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (viii) Termination by Reason of Retirement. Subject to Section 5(b)(x) below, if an optionee's employment by the Company or any Parent or Subsidiary terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Board or the Committee, as the case may be, may determine at or after the time of grant, for a period of one year (or such other period as the Board or the Committee may specify at or after the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one-year period (or such other period as the Board or the Committee shall specify at or after the date of grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the Board or the Committee so approves at the time of Early Retirement, any Stock Option held by the optionee may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

          (ix) Other Termination. Subject to the provisions of Section 12(g) below and unless otherwise determined by the Board or the Committee at or after the time of grant, if an optionee's employment by the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon automatically terminate, except that if the optionee is involuntarily terminated by the Company or a Subsidiary without Cause (as hereinafter defined), such Stock Option may be exercised for a period of thirty (30) days from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is the shorter. For purposes of the Plan, "Cause" shall mean (A) the conviction of the optionee of a felony under Federal law or the law of the state in which such action occurred, (B) dishonesty by the optionee in the course of fulfilling his or her employment duties, or
     (C) the willful and deliberate failure on the part of the optionee to perform his or her employment duties in any material respect.

          (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its Parent and Subsidiaries shall not exceed $100,000.

          (xi) Alternative Settlement of Option. Upon the receipt of written notice of exercise, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock on the date of exercise over the Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with any existing provisions of Rule 16b-3, to the extent applicable.

          (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


Section 6. Restricted Stock.

     (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

          (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights related thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Restricted Stock agreement referred to in Section 6(b)(iv) below. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

          (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (E) a breach of any of the restrictions, terms or conditions contained in the Plan or the Restricted Stock agreement referred to in Section 6(b)(iv) below, or otherwise established by the Board or the Committee, as the case may be, with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

          (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in Section 6(b)(iv) below, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

          (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


Section 7. Deferred Stock.

     (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Board or the Committee, as the case may be, shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards.

     (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

          (i) Subject to the provisions of this Plan and the Deferred Stock agreement referred to in Section 7(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

          (ii) As determined by the Board or the Committee, as the case may be, at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

          (iii) Subject to the provisions of the Deferred Stock agreement referred to in Section 7(b)(vii) below and this Section 7 and Section 12(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 7(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Board or the Committee, as the case may be, at the time of grant.

          (iv) The Board or the Committee, as the case may be, may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

          (v) In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for Cause), the Board or the Committee, as the case may be, may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the Deferred Stock agreement referred to in Section 7(b)(vii) below with respect to any or all of the participant's Deferred Stock.

          (vi) A participant may request to, and the Board or the Committee, as the case may be, may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

          (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.


Section 8. Other Stock-Based Awards.

     (a) Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Parent or Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock.

The Board or the Committee, as the case may be, shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Board or the Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

     (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

          (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

          (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The Board or the Committee, as the case may be, may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

          (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement referred to in Section 8(b)(v) below, as determined by the Board or the Committee, as the case may be.

          (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Board or the Committee, as the case may be, may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based award.

          (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.


Section 9. Change of Control Provisions.

     (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

          (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 15% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

          (ii) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

          (iii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or by a person who is an officer or director of the Company on the effective date of the Plan, or by any group comprised solely of such persons and/or entities.

     (b) In the event of a "Change of Control" as defined in Section 9(a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 9 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

          (i) all outstanding Stock Options which have been outstanding for at least six months shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option shall remain exercisable in full thereafter until it expires pursuant to its terms; and

          (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock Based Awards granted under the Plan shall lapse.


Section 10. Amendments and Termination.

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 of the Exchange Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation. The Board or the Committee, as the case may be, may amend the terms of any Stock Option or other award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Board or the Committee which in any material respect impairs the rights of the optionee or participant without the optionee's or participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.


Section 11. Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.


Section 12. General Provisions.

     (a) The Board or the Committee, as the case may be, may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     (d) Not later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any Option or other award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Board or the Committee, as the case may be, regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Board or the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Subsidiary.

     (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

     (f) Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     (g) A leave of absence, unless otherwise determined by the Board or the Committee, as the case may be, prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

     (h) Except as otherwise expressly provided in the Plan or in any Stock Option agreement, Restricted Stock agreement, Deferred Stock agreement or any Other Stock-Based Award agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person entitled to such benefit.

     (i) The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

     (j) If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and with respect to Incentive Stock Options,
Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

     (k) The Board or the Committee, as the case may be, may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the optionee or participant for his or her execution.

Section 13. Effective Date of Plan.

The Plan shall be effective as of June 20, 2001, subject to the approval of the Plan by the holders of the Stock at a meeting of stockholders held within one year after the effective date. Any grants of Stock Options or other awards under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders (and no Stock Options may be exercised, and no awards of Restricted Stock, Deferred Stock or Other Stock-Based Awards shall vest or otherwise become free of restrictions, prior to such approval).


Section 14. Term of Plan.

No Stock Option, Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such tenth anniversary may extend beyond that date.

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 27, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints STEPHEN J. COLE-HATCHARD and AMY WAGNER-MELE and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Frontline Communications Corporation (the "Company") on July 27, 2001, at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York 10006 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

[X]  Please mark your
     votes as in this
     example.

    FOR all nominees listed at right                   WITHHOLD AUTHORITY            Nominees:  Stephen J. Cole-Hatchard
    (except as marked to the contrary below).          to vote for all                          Nicko Feinberg
                                                       nominees listed at right.                William Barron
ELECTION                                                                                        Stephen Crocker
OF                [_]                                          [_]                              Ronald Signore
DIRECTORS:

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


________________________________________________________________________________
                                    (Continued and to be signed on reverse side)

1.   Approval of Adoption of the Company's 2001 Stock Incentive Plan.

     [_]  FOR                  [_]   AGAINST                 [_]   ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.


DATED: ________________________________, 2001

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        ----------------------------------------
                                                      Signature

                                        ----------------------------------------
                                               Signature if held jointly


 Please mark,sign, date and return this proxy card using the enclosed envelope.